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                                                               Exhibit 10.35
Memorandum


To:      Steven Kratz

CC:      Richard Marks
         Selwyn Jaffe

From:    Anthony Souza

Date:    02/23/00

Re:      Employment Contract

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The following is an Outline of the Terms of an Employment Contract which I am
Offering on behalf of MPA to You as Senior Vice President Of Operations.

1)     Guaranteed Salary Of $250000.00

2) A Bonus Program which pays Additional Salary (approx. $50000.00 to $100000.00) The Terms of which are to be mutually Agreed upon by MPA and Yourself.

3) One (1) Year Severance Agreement which Guarantees $300000.00 to be paid within 60 days of Termination, during the Term of the Employment Contract.(The terms of which are to mutually agreed upon by MPA and Yourself.)

4)     Three (3) Weeks Vacation Annually

5)     Existing PPO or Comparable Health Plan

6) Existing Stock Options (aprox. 63000) To be revalued or New Options issued at a value to be agreed upon by both MPA and yourself and at a time which is mutually agreeable to both parties.

7) Exclusive use of Your existing Company Car and Gas Credit Card or Car Allowance of Equal value.

8) A Signing Bonus (Payable by April 15the 2000) in an Amount Equal to the total Amount of Funds remaining in Your Deferred Compensation Plan including all Previous Penalties Paid, Company Matching Funds and any Future Penalties. Or all funds remaining in your Deferred Compensation Plan Equal to previous Penalties Paid, Company Matching Funds and any Future Penalties.

9) Indemnification Specified in the Employment Contract which Explicitly Reaffirms Your Indemnification by MPA and provides for certain Specific Indemnity as agreed by You.

10) The Option on Your part to Unilaterally Terminate the Contract with 60 days Written Notice or Remain Employed with the Contract in Full Force and Effect until the End of the Term of the Contract.

11)    The Term of the Contract Shall be Three (3) years

Accepted By:________________________________ Anthony Souza CEO

Accepted By:________________________________ Steve Kratz SVP Ops